UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2026

Spruce Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39594	81-2154263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 740
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415-343-5986

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRB	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2026, Spruce Biosciences, Inc. (the “Company”) appointed Adrian Quartel, M.D., FFPM, as the Company’s Chief Medical Officer, replacing Dr. Kirk Ways, who had been serving as the Company’s Interim Chief Medical Officer. Dr. Ways will continue to serve as a member of the Company’s Board of Directors.

Dr. Quartel brings more than 25 years of experience in the international pharmaceutical industry, with senior roles spanning clinical development, pharmacovigilance, and medical affairs, and a track record of advancing and launching enzyme replacement therapies for rare diseases. Dr. Quartel most recently served as Chief Medical Officer of Zevra Therapeutics, where he helped guide the clinical development, medical affairs, and regulatory strategy for the company’s rare disease portfolio. Prior to Zevra, he served as Chief Medical Officer of Acer Therapeutics and Chief Medical Officer of Adamas Pharmaceuticals, a company focused on drug development for neurological diseases. Earlier, as Group Vice President of Global Medical Affairs at BioMarin Pharmaceutical, Dr. Quartel spearheaded the launch of six treatments for rare diseases and genetic disorders, including the enzyme replacement therapies NAGLAZYME®, VIMIZIM®, and Brineura®. Before BioMarin, Dr. Quartel oversaw clinical development and held senior medical leadership positions at Astellas, Chiltern, and ICON Clinical Research. Dr. Quartel holds an M.D. from Erasmus University Medical School, Rotterdam, and a postgraduate specialization in pharmaceutical medicine from the Faculty of Pharmaceutical Medicine, in London, and is board certified by the General Medical Council (GMC) in pharmaceutical medicine in the United Kingdom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Spruce Biosciences, Inc.

Date: July 27, 2026	By:	/s/ Samir Gharib
Samir Gharib
President and Chief Financial Officer